POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company ("FLIAC"), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2023 .

/s/Alon Neches
Alon Neches
Director, President & Chief Executive Officer (Principal Executive Officer)

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/11/2023 .

/s/Brian T. Schrieber
Brian T. Schreiber
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2023 .

/s/Ciara A. Burnham
Ciara A. Burnham
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2023 .

/s/Douglas A. French
Douglas A. French
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2023 .

/s/Jeffrey T. Condit
Jeffrey T. Condit
Principal Accounting Officer

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2023 .

/s/Kai Talarek
Kai Talarek
Director, Senior Vice President and Chief Financial Officer
(Principal Financial Officer)

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/4/2023 .

/s/Richard Patching
Richard Patching
Director

POWER OF ATTORNEY

    The undersigned, being a director or officer of Fortitude Life Insurance & Annuity Company (“FLIAC”), constitutes and appoints Richard Buckley and Jeffrey Burman, and each of them severally, his or her true and lawful attorney-in-fact with power of substitution and resubstitution to sign in his or her name, place and stead, in any and all capacities, and to do any and all things and execute any and all instruments that such attorneys-in-fact may deem necessary or advisable under any rules, regulations and requirements of the U.S. Securities and Exchange Commission, in connection with where applicable: Registration statements of the appropriate forms prescribed by the Securities and Exchange Commission, and any other periodic documents and reports required under the Investment Company Act of 1940, as amended, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and all amendments thereto executed on behalf of FLIAC filed with the Securities and Exchange Commission for the Registrations listed below:

Fortitude Life Insurance & Annuity Company
Market Value Adjusted Fixed Allocation Investment Options Registration Nos.:
    333-248270    333-249220    333-249221
Index-Linked Allocation Investment Options Registration Nos.:
    333-252556    333-252744
Guaranteed Maturity Annuity Contracts Registration No.: 333-249230

Fortitude Life Insurance & Annuity Company Variable Account B Registration No.: 811-05438
and its Flexible Premium Deferred Annuity Contracts Registration Nos.:

    033-62793    033-87010    333-08853
    333-71654    333-71672    333-71834
    333-96577    333-150220    333-152411
    333-236099    333-252773

IN WITNESS WHEREOF, I have hereunto set my hand as of 4/5/2023 .

/s/Samuel J. Weinhoff
Samuel J. Weinhoff
Director